Exhibit 99


               Certification pursuant to 18 U.S.C., Section 1350
      as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                  ___________________________________________


	In connection with the Quarterly Report on Form 10-Q, filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, of NBC Capital Corporation (the "Company") for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lewis F. Mallory, Jr., the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1)  the Report fully complies with the requirements of Section 13(a) or
         Section 15(d) of the Securities Exchange Act of 1934, as amended;
         and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                   /s/ Lewis F. Mallory, Jr.
                                   _________________________
       			   Name:   Lewis F. Mallory, Jr.
			         Title:  Chairman of the Board and
                                     Chief Executive Officer
                           Date:   August 12, 2002





              Certification pursuant to 18 U.S.C., Section 1350
     as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                 ___________________________________________


	In connection with the Quarterly Report on Form 10-Q, filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, of NBC Capital Corporation (the "Company") for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard T. Haston, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1)  the Report fully complies with the requirements of Section 13(a) or
         Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                   /s/ Richard T. Haston
                                   ______________________
                           Name:   Richard Haston
                           Title:  Executive Vice President and
                                      Chief Financial Officer
                           Date:   August 12, 2002